                                                                      EXHIBIT 32

                           SECTION 1350 CERTIFICATION

I, Russell Ciphers, President of America Stone Industries (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         The Quarterly Report on Form 10-QSB of the Company for the period ending September 30, 2003 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o (d)) and

         The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results or operations of the Company.

Dated:        November 13, 2003
         ---------------------------


/s/ Russell Ciphers, Sr.
----------------------------------------------
Russell Ciphers, Sr., President and Chief
Executive Officer (Principal Executive Officer
and Principal Financial Officer)

                                      -13-